       As filed with the Securities and Exchange Commission on September 17,1997
                                                      Registration No. 333-20659
================================================================================

                     SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C.  20549

                       POST-EFFECTIVE AMENDMENT NO. 1

                                     TO

                                  FORM S-8

                        REGISTRATION STATEMENT UNDER
                         THE SECURITIES ACT OF 1933

                        CASCADE COMMUNICATIONS CORP.
           (Exact name of registrant as specified in its charter)

           DELAWARE                                   04-3099677
(State or other jurisdiction of                    (I.R.S. Employer
incorporation or organization)                    Identification No.)

     5 CARLISLE ROAD, WESTFORD, MASSACHUSETTS 01886-3600 (508) 692-2600 (Address, including zip code, and telephone number, including area code, of Registrant's principal executive offices)

                          ________________________

                               DANIEL E. SMITH
                    PRESIDENT AND CHIEF EXECUTIVE OFFICER
                               5 CARLISLE ROAD
                     WESTFORD, MASSACHUSETTS 01866-3601
             (Name and address of agent for service of process)

                               (508) 692-2600
        (Telephone number, including area code, of agent for service)

                          ________________________

                                  Copy to:
                           THOMAS W. FURLONG, ESQ.
                        GRAY CARY WARE & FREIDENRICH
                         A PROFESSIONAL CORPORATION
                             400 HAMILTON AVENUE
                        PALO ALTO, CALIFORNIA  94301
                               (650) 328-6561

                            DEREGISTRATION OF SHARES

          Pursuant to Registration Statement No. 333-20659 on Form S-8 (the "Registration Statement"), Cascade Communications Corp., a Delaware corporation (the "Company"), registered 390,766 shares of its Common Stock, $0.001 par value per share ("Common Stock"), issuable under the Sahara Networks, Inc. 1995 Stock Plan (the "Plan"). The Company hereby removes from registration under the Registration Statement all of the shares of Common Stock which remain unissued in connection with the Plan.

                                   SIGNATURES

          Pursuant to the requirements of the Securities Act of 1933, the Company certifies that it has reasonable grounds to believe that it meets all the requirements for filing on Form S-8 and has duly caused this Post-Effective Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Alameda, California on September 16, 1997.


                                          CASCADE COMMUNICATIONS CORP.

                                          By: /s/ Robert K. Dahl
                                              -----------------------------
                                              Robert K. Dahl
                                              Vice President and Chief
                                              Financial Officer

     Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment No. 1 to the Registration Statement has been signed below by the following persons in the capacities indicated on September 16, 1997.

                 Signature                                    Title
Daniel E. Smith*                             President, Chief Executive Officer and
-------------------------------------------  Director (Principal Executive Officer)
Daniel E. Smith

/s/ Robert K. Dahl                           Vice President, Chief Financial
-------------------------------------------  Officer (Principal Financial and
Robert K. Dahl                               Accounting Officer) and Director

/s/ Michael J. Johnson                       Vice President, Assistant Secretary
-------------------------------------------  and Director
Michael J. Johnson

Victoria A. Brown*                           Director
-------------------------------------------
Victoria A. Brown

Richard M. Burnes, Jr.*                      Director
-------------------------------------------
Richard M. Burnes, Jr.

                 Signature                                    Title

/s/ Mory Ejabat                              Director
-------------------------------------------
Mory Ejabat

Paul J. Ferri*                               Director
-------------------------------------------
Paul J. Ferri

/s/ Anthony Stagno                           Director
-------------------------------------------
Anthony Stagno

/s/ Jeanette  Symons                         Director
-------------------------------------------
Jeanette Symons

Steven C. Walske*                            Director
-------------------------------------------
Steven C. Walske

*By: /s/ Frances M. Jewels
     --------------------------------------
        Frances M. Jewels
        Attorney-in-Fact

                                       3